Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Lehman Bros.

Names of Underwriting Syndicate Members: Goldman, Sachs & Co., Lehman Bros, Bear Stearns & Co., BOA Securities, Citigroup Global Markets Inc.,
Credit Suisse, DB Securities, Morgan Stanley, UBS Securities, FTN Financial, KBW Effectenbank and Vining Sparks

Name of Issuer:  Freddie Mac

Title of Security:  (FRE) 8.3750%

Date of First Offering:  11/29/2007

Dollar Amount Purchased:  $225,000

Number of Shares Purchased:  9,000

Price Per Unit:  25

Resolution approved at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Lehman Bros.

Names of Underwriting Syndicate Members:  Lehman Bros., Merrill Lynch,
BOA Securities, Bear Stearns & Co., Citigroup Global Markets, DB Securities, Morgan Stanley, UBS Securities, Goldman, Sachs & Co., JPMorgan, FTN Financial, KBW Effectenbank and Vining Sparks

Name of Issuer:  Fannie Mae

Title of Security:  (FNM) 8.2500%

Date of First Offering:  12/6/2007

Dollar Amount Purchased:  $400,000

Number of Shares Purchased:  16,000

Price Per Unit:  25

Resolution approved at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities, BOA Securities, BNP Paribas, Cabrera Capital Markets, Sandler O Neill & Ptrs, Goldman, Sachs & Co., Barclays Capital, Credit Suisse, RBS Greenwich Capital, CastleOak Securities, Lehman Bros, Bear Stearns, UBS Investment Bank, Guzman & Co., Williams Capital Group

Name of Issuer:  Citigroup Capital XXI

Title of Security:  C Var 12/57-37

Date of First Offering:  12/17/2007

Dollar Amount Purchased:  $174,578.25

Number of Shares Purchased:  175,000

Price Per Unit:  99.759

Resolution approved at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities, BOA Securities, BNP Paribas, Cabrera Capital Markets, Sandler O Neill & Ptrs, Goldman, Sachs & Co., Barclays Capital, Credit Suisse, RBS Greenwich Capital, CastleOak Securities, Lehman Bros, Bear Stearns, UBS Investment Bank, Guzman & Co., Williams Capital Group

Name of Issuer:  Citigroup Capital XXI

Title of Security:  C Var 12/57-37

Date of First Offering:  12/17/2007

Dollar Amount Purchased:  $124,698.75

Number of Shares Purchased:  125,000

Price Per Unit:  99.759

Resolution approved at February 2008 Board Meeting.



Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: JPMorgan

Names of Underwriting Syndicate Members: Barclays Capital, CGM, JPMorgan, Bear Stearns & Co., Blaylock Robert, Credit Suisse, Goldman, Sachs & Co., Loop Capital Markets, Mistsubishi UFJ Securities, Muriel Siebert & Co., RBC Capital Markets, RBS Greenwich Capital, UBS Securities, Wachovia Securities, Williams Capital Group

Name of Issuer:  Verizon Communications

Title of Security:  VZ 6.4 02/15/38

Date of First Offering:  2/7/2008

Dollar Amount Purchased:  $198,102

Number of Shares Purchased:  200,000

Price Per Unit:  97.051

Resolution approved at February 2008 Board Meeting.



Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup Global Markets, UBS Securities, CIBC World Markets, ABN Amro, BOA Securities, Barclays Capital, BNP Paribas, Credit Suisse, DB Securities, Goldman, Sachs & Co., HSBC Securities, JPM Securities, Lazard Capital Markets, Lehman Bros, Merrill Lynch Pierce Fenner, Morgan Stanley, RBC Capital Markets and Scotia Capital


Name of Issuer:  Encana Corp

Title of Security:  ECACN 6 1/2 02/38

Date of First Offering:  11/28/2007

Dollar Amount Purchased:  $6,160,735.75

Number of Shares Purchased:  6,175,000

Price Per Unit:  99.769

Resolution approved at February 2008 Board Meeting.



Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Lehman Bros

Names of Underwriting Syndicate Members: Lehman Bros, Merrill Lynch, BOA Securities, Bear Stearns & Co., Citigroup Global Markets, DB Securities, Morgan Stanley, UBS Securities, Goldman, Sachs & Co., JPMorgan, FTN Financial, KBW Effectenbank and Vining Sparks

Name of Issuer:  Fannie Mae

Title of Security:  (FNM) 8.2500%

Date of First Offering:  12/6/2007

Dollar Amount Purchased:  $8,750,000

Number of Shares Purchased:  350,000

Price Per Unit:  25

Resolution approved at February 2008 Board Meeting.


Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Lehman Bros.

Names of Underwriting Syndicate Members: Goldman, Sachs & Co., Lehman Bros, Bear Stearns & Co., BOA Securities, Citigroup Global Markets Inc., Credit Suisse, DB Securities, Morgan Stanley, UBS Securities, FTN Financial, KBW Effectenbank and Vining Sparks

Name of Issuer:  Freddie Mac

Title of Security:  (FRE) 8.3750%

Date of First Offering:  11/29/2007

Dollar Amount Purchased:  $5,350,000

Number of Shares Purchased:  214,000

Price Per Unit:  25

Resolution approved at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: BOA Securities

Names of Underwriting Syndicate Members:  BOA Securities, Goldman, Sachs & Co.,
 Morgan Stanley, Credit Suisse Securities USA, LLC, JPM Securities, Merrill Lynch & Co., RBS Greenwich Capital, Keybanc Capital Markets, Loop Capital Markets, Piper Jaffray, Wedbush Morgan Securities, Wells Fargo Securities

Name of Issuer:  Nordstrom Inc.

Title of Security:  JWN6 1/4 01/15/18

Date of First Offering:  11/28/2007

Dollar Amount Purchased:  $5,217,870

Number of Shares Purchased:  5,250,000

Price Per Unit:  99.388

Resolution approved at February 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: JPM

Names of Underwriting Syndicate Members: DB Securities, Goldman, Sachs & Co., JPMorgan Securities, Merrill Lynch & Co., BOA Securities, Bank of Tokyo Mitsubishi Ltd, Barclays Capital, Bear Stearns & Co., BNY Capital Markets, Citigroup Global Markets, Credit Suisse, HSBC Securities, Keybanc Capital Markets, Lehman Bros, Morgan Stanley, National City Bank, RBS Greenwich apital, UBS Securities and US Bancorp

Name of Issuer:  UnitedHealth Group Inc.

Title of Security:  UNH5 1/2 11/15/12

Date of First Offering:  11/14/2007

Dollar Amount Purchased:  $7,675,206

Number of Shares Purchased:  7,700,000

Price Per Unit:  99.678

Resolution approved at February 2008 Board Meeting.






















Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities, BOA Securities, BNP Paribas, Cabrera Capital Markets, Sandler O Neill & Ptrs, Goldman, Sachs & Co., Barclays Capital, Credit Suisse, RBS Greenwich Capital, CastleOak Securities, Lehman Bros, Bear Stearns, UBS Investment Bank, Guzman & Co., Williams Capital Group

Name of Issuer:  Citigroup Capital XXI

Title of Security:  C Var 12/57-37

Date of First Offering:  12/17/2007

Dollar Amount Purchased:  $3,890,601

Number of Shares Purchased:  3,900,000

Price Per Unit:  99.759

Resolution approved at February 2008 Board Meeting.
























Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: JPMorgan

Names of Underwriting Syndicate Members: Barclays Capital, CGM, JPMorgan, Bear Stearns & Co., Blaylock Robert, Credit Suisse, Goldman, Sachs & Co., Loop Capital Markets, Mitsubishi UFJ Securities, Muriel Siebert & Co., RBC Capital Markets, RBS Greenwich Capital, UBS Securities, Wachovia Securities, Williams Capital Group

Name of Issuer:  Verizon Communications

Title of Security:  VZ 6.4 02/15/38

Date of First Offering:  2/7/2008

Dollar Amount Purchased:  $4,085,854

Number of Shares Purchased:  4,125,000

Price Per Unit:  99.051

Resolution approved at May 2008 Board Meeting.























Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Barclays

Names of Underwriting Syndicate Members: BOA Securities, Barclays Capital, Merrill Lynch Pierce Fenner & Smith, Baca IMI, BNP Paribas, BNY Capital Markets, Citigroup Global Markets, Daiwa Securities America, Danske Bank, Goldman, Sachs & Co., Lloyds Capital, Mitsubishi UFJ Securities, RBS Greenwich, Scotial Capital, Standard Charter Bank, UBS Securities, Wachovia Securities and Wells Fargo

Name of Issuer:  Computer Sciences Corp.

Title of Security:  CSC6 1/2 03/15/18

Date of First Offering:  2/27/2008

Dollar Amount Purchased:  $4,704,919

Number of Shares Purchased:  4,725,000

Price Per Unit:  99.575

Resolution approved at February 2008 Board Meeting.























Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Morgan Stanley

Names of Underwriting Syndicate Members: Credit Suisse Securities USA, JPMorgan, Morgan Stanley & Co., Barclays Capital, Goldman, Sachs & Co., BOA Securities, Calyon Securities USA, CastleOak Securities, Mitsubishi UFJ Securities Internat, Wells Fargo Securities, Williams Capital Group

Name of Issuer:  General Mills Inc.

Title of Security:  GIS 5.2 03/17/15

Date of First Offering:  3/12/2008

Dollar Amount Purchased:  $4,888,926

Number of Shares Purchased:  4,900,000

Price Per Unit:  99.774

Resolution approved at February 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: BOA Securities

Names of Underwriting Syndicate Members:  BOA Securities, Goldman, Sachs & Co.,
 Morgan Stanley, Credit Suisse Securities USA, LLC, JPM Securities, Merrill Lynch & Co., RBS Greenwich Capital, Keybanc Capital Markets, Loop Capital Markets, Piper Jaffray, Wedbush Morgan Securities, Wells Fargo Securities

Name of Issuer:  Nordstrom Inc.

Title of Security:  JWN6 1/4 01/15/18

Date of First Offering:  11/28/2007

Dollar Amount Purchased:  $5,217,870

Number of Shares Purchased:  5,250,000

Price Per Unit:  99.388

Resolution approved at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Enhanced Income Fund

Name of Underwriter Purchased From: JPMorgan

Names of Underwriting Syndicate Members: DB Securities, Goldman, Sachs & Co., JPMorgan Securities, Merrill Lynch & Co., BOA Securities, Bank of Tokyo Mitsubishi Ltd, Barclays Capital Bear Stearns & Co., BNY Capital Markets, Citigroup Global Markets, Credit Suisse, HSBC Securities, Keybanc Capital Markets, Lehman Bros, Morgan Stanley, National City Bank, RBS Greenwich Capital, UBS Securities and US Bancorp

Name of Issuer:  UnitedHealth Group Inc.

Title of Security:  UNH5 1/8 11/15/10

Date of First Offering:  11/14/2007

Dollar Amount Purchased:  $1,398,432

Number of Shares Purchased:  1,400,00

Price Per Unit:  99.888

Resolution approved at February 2008 Board Meeting.























Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Citigroup Global Markets

Names of Underwriting Syndicate Members: Citigroup Global Markets, UBS Securities, CIBC World Markets, ABN Amro, BOA Securities, Barclays Capital, BNP Paribas, Credit Suisse, DB Securities, Goldman, Sachs & Co., HSBC Securities, JPM Securities, Lazard Capital Markets, Lehman Bros, Merrill Lynch Pierce Fenner, Morgan Stanley, RBC Capital Markets and Scotia Capital

Name of Issuer:  Encana Corp

Title of Security:  ECACN 6 1/2 02/38

Date of First Offering:  11/28/2007

Dollar Amount Purchased:  $2,325,000

Number of Shares Purchased:  2,325,000

Price Per Unit:  99.769

Resolution approved at February 2008 Board Meeting.























Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Lehman Bros

Names of Underwriting Syndicate Members: Lehman Bros, Merrill Lynch, BOA Securities, Bear Stearns & Co., Citigroup Global Markets, DB Securities, Morgan Stanley, UBS Securities, Goldman, Sachs & Co., JPMorgan, FTN Financial, KBW Effectenbank and Vining Sparks

Name of Issuer:  Fannie Mae

Title of Security:  (FNM) 8.2500%

Date of First Offering:  12/6/2007

Dollar Amount Purchased:  $900,000

Number of Shares Purchased:  36,000

Price Per Unit:  99.25

Resolution approved at February 2008 Board Meeting.
























Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Lehman Bros

Names of Underwriting Syndicate Members: Goldman, Sachs & Co., Lehman Bros, Bear Stearns & Co., BOA Securities, Citigroup Global Markets Inc., Credit Suisse, DB Securities, Morgan Stanley, UBS Securities, FTN Financial, KBW Effecteckbank and Vining Sparks

Name of Issuer:  Freddie Mac

Title of Security:  (FRE) 8.3750%

Date of First Offering:  11/29/2007

Dollar Amount Purchased:  $525,000

Number of Shares Purchased:  21,000

Price Per Unit:  25

Resolution approved at February 2008 Board Meeting.
























Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: JPMorgan

Names of Underwriting Syndicate Members: DB Securities, Goldman, Sachs & Co., JPMorgan Securities, Merrill Lynch & Co., BOA Securities, Bank of Tokyo Mitsubishi Ltd, Barclays Capital, Bear Stearns & Co., BNY Capital Markets, Citigroup Global Markets, Credit Suisse, HSBC Securities, Keybanc Capital Markets, Lehman Bros, Morgan Stanley, National City Bank, RBS Greenwich Capital, UBS Securities and US Bancorp

Name of Issuer:  UnitedHealth Group Inc.

Title of Security:  UNH5 1/2 11/15/12

Date of First Offering:  11/14/2007

Dollar Amount Purchased:  $2,641,467

Number of Shares Purchased:  2,650,000

Price Per Unit:  99.678

Resolution approved at February 2008 Board Meeting.























Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Citigroup Global Markets

Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities, BOA Securities, BNP Paribas, Cabrera Capital Markets, Sandler O Neill & Ptrs, Goldman, Sachs & Co., Barclays Capital, Credit Suisse, RBS Greenwich Capital, CastleOak Securities, Lehman Bros, Bear Stearns, UBS Investment Bank, Guzman & Co., Williams Capital Group

Name of Issuer:  Citigroup Capital XXI

Title of Security:  C Var 12/57-37

Date of First Offering:  12/17/2007

Dollar Amount Purchased:  $773,132.25

Number of Shares Purchased:  775,000

Price Per Unit:  99.759

Resolution approved at February 2008 Board Meeting.























Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Barclays Capital

Names of Underwriting Syndicate Members: BOA Securities, Barclays Capital, Merrill Lynch Pierce Fenner & Smith, Baca IMI, BNP Paribas, BNY Capital Markets, Citigroup Global Markets, Daiwa Securities America, Danske Bank, Goldman, Sachs & Co., Lloyds Capital, Mitsubishi UFJ Securities, RBS Greenwich, Scotial Capital, Standard Charter Bank, UBS Securities, Wachovia Securities and Wells Fargo

Name of Issuer:  Computer Sciences Corp

Title of Security:  CSC6 1/2 03/15/18

Date of First Offering:  2/27/2008

Dollar Amount Purchased:  $2,140,863

Number of Shares Purchased:  2,150,000

Price Per Unit:  99.575

Resolution approved at May 2008 Board Meeting.























Name of Fund:  Goldman Sachs California AMT-Free Municipal Fund

Name of Underwriter Purchased From: Lehman Brothers

Names of Underwriting Syndicate Members: Citigroup, Lehman Bros, Merrill Lynch & Co., Goldman, Sachs & Co., JPMorgan, BOA Securities, Morgan Stanley, Loop Capital Markets, Ramirez & Co., Inc., Stone & Youngberg, State of California Economic

Name of Issuer:  Recovery Bonds

Title of Security:  CASDEV

Date of First Offering:  2/8/2008

Dollar Amount Purchased:  $1,070,120

Number of Shares Purchased:  1,000,000

Price Per Unit:  107.012

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs California AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $246,537.50

Number of Shares Purchased:  250,000

Price Per Unit:  98.615

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs California AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $205,040

Number of Shares Purchased:  250,000

Price Per Unit:  82.106

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs California AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $342,370

Number of Shares Purchased:  350,000

Price Per Unit:  97.820

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs California AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $341,586

Number of Shares Purchased:  350,000

Price Per Unit:  97.596

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs New York AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $147,922.50

Number of Shares Purchased:  150,000

Price Per Unit:  98.615

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs New York AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $146,394

Number of Shares Purchased:  150,000

Price Per Unit:  97.596

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs New York AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $146,730

Number of Shares Purchased:  150,000

Price Per Unit:  97.820

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs New York AMT-Free Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $123,024

Number of Shares Purchased:  150,000

Price Per Unit:  82.106

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Ramirez & Co. Inc., Raymond James & Ass., Siebert Brandford Shank & Co., M. R. Beal & Co.

Name of Issuer:  City of Orlando Tourist Development Tax Revenue Bonds

Title of Security:  ORLDEV

Date of First Offering:  2/25/2008

Dollar Amount Purchased:  $4,815,500

Number of Shares Purchased:  5,000,000

Price Per Unit:  96.310

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $1,972,300

Number of Shares Purchased:  2,000,000

Price Per Unit:  98.615

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $2,445,500

Number of Shares Purchased:  2,500,000

Price Per Unit:  97.820

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $2,439,9000

Number of Shares Purchased:  2,500,000

Price Per Unit:  97.596

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $1,640,320

Number of Shares Purchased:  2,000,000

Price Per Unit:  82.106

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Ramirez & Co. Inc., Raymond James & Ass., Siebert Brandford Shank & Co., M. R. Beal & Co.

Name of Issuer:  City of Orlando Tourist Development Tax Revenue Bonds

Title of Security:  ORLDEV

Date of First Offering:  2/25/2008

Dollar Amount Purchased:  $9,631,000

Number of Shares Purchased:  10,000,000

Price Per Unit:  96.310

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $17,356,240

Number of Shares Purchased:  17,600,000

Price Per Unit:  98.615

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $21,471,120

Number of Shares Purchased:  22,000,000

Price Per Unit:  97.596

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $14,434,816

Number of Shares Purchased:  17,600,000

Price Per Unit:  82.106

Resolution approved at May 2008 Board Meeting.

























Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Morgan Stanley, Bear Stearns & Co., Merrill Lynch & Co., JPMorgan, RBC Capital Markets, Lehman Bros

Name of Issuer:  Puerto Rico Aqueduct and Sewer Authority

Title of Security:  PRCUTL

Date of First Offering:  3/3/2008

Dollar Amount Purchased:  $21,520,400

Number of Shares Purchased:  22,000,000

Price Per Unit:  97.820

Resolution approved at May 2008 Board Meeting.